UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

LMP CAPITAL AND INCOME FUND INC.

FORM N-Q

MARCH 31, 2011

Schedule of investments (unaudited)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY	SHARES	VALUE
COMMON STOCKS — 64.7%
CONSUMER DISCRETIONARY — 4.9%
Hotels, Restaurants & Leisure — 2.0%
McDonald’s Corp.	145,000	$11,033,050	‡
Media — 1.9%
Charter Communications Inc., Class A Shares	11,990	607,053	*
Reed Elsevier PLC	500,000	4,331,338
Thomson Corp.	150,000	5,886,000
Total Media		10,824,391
Specialty Retail — 1.0%
Home Depot Inc.	150,000	5,559,000
TOTAL CONSUMER DISCRETIONARY		27,416,441
CONSUMER STAPLES — 9.4%
Beverages — 0.6%
PepsiCo Inc.	50,000	3,220,500
Food Products — 3.2%
H.J. Heinz Co.	310,000	15,134,200	‡
Kraft Foods Inc., Class A Shares	80,000	2,508,800	‡
Total Food Products		17,643,000
Household Products — 5.6%
Kimberly-Clark Corp.	290,000	18,928,300	‡
Procter & Gamble Co.	198,000	12,196,800	‡
Total Household Products		31,125,100
TOTAL CONSUMER STAPLES		51,988,600
ENERGY — 7.7%
Energy Equipment & Services — 0.5%
Diamond Offshore Drilling Inc.	35,520	2,759,904
Oil, Gas & Consumable Fuels — 7.2%
Kinder Morgan Inc.	140,000	4,149,600	‡
Spectra Energy Corp.	620,000	16,851,600	‡
Targa Resources Corp.	100,000	3,624,000
Total SA, ADR	255,000	15,547,350	‡
Total Oil, Gas & Consumable Fuels		40,172,550
TOTAL ENERGY		42,932,454
FINANCIALS — 10.7%
Capital Markets — 0.5%
Medley Capital Corp.	220,000	2,679,600	‡
Insurance — 1.6%
Travelers Cos. Inc.	150,000	8,922,000	‡
Real Estate Investment Trusts (REITs) — 4.0%
Annaly Capital Management Inc.	864,910	15,092,680	‡
Chimera Investment Corp.	1,792,770	7,099,369
Total Real Estate Investment Trusts (REITs)		22,192,049
Thrifts & Mortgage Finance — 4.6%
First Niagara Financial Group Inc.	590,000	8,012,200	‡
New York Community Bancorp Inc.	480,000	8,284,800	‡
People’s United Financial Inc.	740,000	9,309,200	‡
Total Thrifts & Mortgage Finance		25,606,200
TOTAL FINANCIALS		59,399,849
HEALTH CARE — 6.5%
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	480,000	12,686,400	‡
GlaxoSmithKline PLC, ADR	208,000	7,989,280	‡
Johnson & Johnson	220,000	13,035,000	‡
Pfizer Inc.	100,000	2,031,000	‡
TOTAL HEALTH CARE		35,741,680
INDUSTRIALS — 6.8%
Aerospace & Defense — 1.9%
Lockheed Martin Corp.	128,000	10,291,200	‡

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY		SHARES	VALUE
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership		43	$19,352	*(a)(b)
Commercial Services & Supplies — 2.4%
Waste Management Inc.		350,510	13,088,043	‡
Industrial Conglomerates — 1.5%
3M Co.		70,000	6,545,000	‡
General Electric Co.		100,000	2,005,000	‡
Total Industrial Conglomerates			8,550,000
Marine — 1.0%
Alexander & Baldwin Inc.		120,000	5,478,000	‡
TOTAL INDUSTRIALS			37,426,595
INFORMATION TECHNOLOGY — 3.3%
IT Services — 2.0%
Automatic Data Processing Inc.		100,000	5,131,000
Paychex Inc.		180,000	5,644,800	‡
Total IT Services			10,775,800
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.		255,000	5,143,350	‡
Software — 0.4%
Microsoft Corp.		94,000	2,383,840	‡
TOTAL INFORMATION TECHNOLOGY			18,302,990
MATERIALS — 0.9%
Chemicals — 0.9%
E.I. du Pont de Nemours & Co.		90,000	4,947,300	‡
TELECOMMUNICATION SERVICES — 8.3%
Diversified Telecommunication Services — 8.3%
AT&T Inc.		640,000	19,584,000	‡
Verizon Communications Inc.		403,000	15,531,620	‡
Windstream Corp.		830,000	10,682,100	‡
TOTAL TELECOMMUNICATION SERVICES			45,797,720
UTILITIES — 6.2%
Electric Utilities — 3.9%
American Electric Power Co. Inc.		235,000	8,257,900	‡
Duke Energy Corp.		251,870	4,571,441	‡
NextEra Energy Inc.		18,000	992,160
Southern Co.		204,530	7,794,638	‡
Total Electric Utilities			21,616,139
Multi-Utilities — 2.3%
CenterPoint Energy Inc.		730,000	12,818,800	‡
TOTAL UTILITIES			34,434,939
TOTAL COMMON STOCKS (Cost — $311,363,591)			358,388,568

	RATE
CONVERTIBLE PREFERRED STOCKS — 8.4%
CONSUMER DISCRETIONARY — 0.1%
General Motors Co.	4.750%	8,000	385,600
ENERGY — 0.4%
Apache Corp.	6.000%	37,000	2,621,820
FINANCIALS — 4.6%
Diversified Financial Services — 2.1%
CalEnergy Capital Trust III	6.500%	228,100	11,519,050	‡
Insurance — 1.5%
Metlife Inc.	5.000%	96,000	8,145,600	*
Real Estate Investment Trusts (REITs) — 1.0%
Health Care Reit Inc.	6.500%	110,000	5,731,000	*
TOTAL FINANCIALS			25,395,650

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE		SHARES	VALUE
UTILITIES — 3.3%
Electric Utilities — 3.3%
Great Plains Energy Inc.	12.000%		65,370	$4,219,634	‡
NextEra Energy Inc.	7.000%		280,010	14,140,505
TOTAL UTILITIES				18,360,139
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $44,589,532)				46,763,209
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		25,950	44,115	*
Federal National Mortgage Association (FNMA)	7.000%		300	900	*
Federal National Mortgage Association (FNMA)	8.250%		17,650	30,005	*
TOTAL PREFERRED STOCKS (Cost — $1,105,960)				75,020

		MATURITY DATE	FACE AMOUNT
ASSET-BACKED SECURITIES — 0.3%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.425%	1/25/34	$289,958	96,498	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.500%	6/25/34	126,652	39,449	(c)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(b)(d)†
Fremont Home Loan Trust, 2004-1 M5	1.900%	2/25/34	121,618	54,491	(c)
GSAMP Trust, 2004-OPT M3	1.400%	11/25/34	236,471	96,895	(c)
MASTR Specialized Loan Trust, 2007-2 A	0.600%	5/25/37	391,412	221,860	(c)(d)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	350,000	359,888	(c)
RAAC Series, 2007-RP3 A	0.630%	10/25/46	443,789	290,455	(c)(d)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.150%	3/25/34	389,160	175,526	(c)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	0	(b)(d)†
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(b)(d)†
TOTAL ASSET-BACKED SECURITIES (Cost — $2,350,921)				1,335,064
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
BCAP LLC Trust, 2006-AA1 A1	0.440%	10/25/36	1,032,383	637,184	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.592%	2/25/36	104,285	74,054	(c)
Countrywide Alternative Loan Trust, 2006-0A9 2A1A	0.464%	7/20/46	1,248,439	562,477	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	97,523
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.521%	8/25/20	1,395,168	127,662	(c)
Government National Mortgage Association (GNMA), 2010-H22 FE	0.610%	5/20/59	99,657	99,159	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.610%	8/20/58	199,221	198,723	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.890%	7/10/38	25,000	27,382	(c)
GS Mortgage Securities Corp.	1.345%	3/10/44	600,000	37,920	(a)(c)(d)
JPMorgan Mortgage Trust, 2007-S3 1A74	6.000%	8/25/37	1,060,000	929,933
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	5.372%	9/15/39	100,000	106,868
MASTR ARM Trust, 2003-3 3A4	2.494%	9/25/33	656,769	591,640	(c)
Merit Securities Corp., 11PA B2	1.748%	9/28/32	147,026	138,764	(c)(d)
MLCC Mortgage Investors Inc., 2004-A B2	1.170%	4/25/29	237,843	96,781	(c)
MLCC Mortgage Investors Inc., 2004-B B2	1.130%	5/25/29	385,496	184,973	(c)
Morgan Stanley Capital I, 2006-IQ11 A4	5.726%	10/15/42	120,000	131,614	(c)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	850,877	810,902
Structured ARM Loan Trust, 2006-4 4A1	5.556%	5/25/36	611,738	480,582	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.182%	7/25/37	137,587	136,328	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.174%	7/25/37	143,853	144,869	(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.282%	6/25/46	$585,454	$264,149	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.692%	6/25/37	601,367	364,670	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,939,607)				6,244,157
CONVERTIBLE BONDS & NOTES — 1.4%
INFORMATION TECHNOLOGY — 1.4%
Internet Software & Services — 1.4%
VeriSign Inc., Junior Subordinated Notes (Cost - $4,962,577)	3.250%	8/15/37	6,500,000	7,865,000	‡
CORPORATE BONDS & NOTES — 16.1%
CONSUMER DISCRETIONARY — 0.2%
Hotels, Restaurants & Leisure — 0.1%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	285,000	220,875	(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	198,000	195,525	(d)
Total Hotels, Restaurants & Leisure				416,400
Media — 0.1%
Comcast Corp.	5.700%	5/15/18	300,000	327,036
News America Inc., Senior Notes	6.650%	11/15/37	10,000	10,521
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	180,000	198,008
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	10,000	10,951
Total Media				546,516
TOTAL CONSUMER DISCRETIONARY				962,916
CONSUMER STAPLES — 2.0%
Food & Staples Retailing — 2.0%
CVS Caremark Corp., Junior Subordinated Bonds	6.302%	6/1/37	10,825,000	10,638,464	(c) ‡
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	139,794	152,345
Kroger Co., Senior Notes	5.500%	2/1/13	60,000	64,229
Kroger Co., Senior Notes	6.150%	1/15/20	50,000	56,485
Safeway Inc., Senior Notes	3.950%	8/15/20	20,000	18,954
Total Food & Staples Retailing				10,930,477
Tobacco — 0.0%
Reynolds American Inc., Senior Notes	6.750%	6/15/17	110,000	125,952
TOTAL CONSUMER STAPLES				11,056,429
ENERGY — 2.6%
Energy Equipment & Services — 0.0%
Transocean Inc., Senior Notes	5.250%	3/15/13	110,000	116,827
Oil, Gas & Consumable Fuels — 2.6%
Apache Corp., Senior Notes	5.625%	1/15/17	80,000	90,086
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	140,000	167,611
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	120,000	123,682
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	10,000	11,346
Kerr-McGee Corp., Notes	6.950%	7/1/24	80,000	88,685
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	189,420
Shell International Finance BV, Senior Notes	4.375%	3/25/20	30,000	31,026
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	14,000,000	13,440,000	(c) ‡
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	108,000	128,616
Total Oil, Gas & Consumable Fuels				14,270,472
TOTAL ENERGY				14,387,299
FINANCIALS — 7.5%
Capital Markets — 0.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	180,000	202,480
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,392
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	20,000	21,490
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	180,000	195,430
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	160,000	177,962
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	170,000	176,540

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets — continued
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	$260,000	$266,711
Total Capital Markets				1,051,005
Commercial Banks — 1.2%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,775	(c)(e)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	300,000	302,874	(d)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	120,000	122,981	(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	150,000	149,644	(c)(d)(e)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	96,789	(d)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	277,958
Wells Fargo Capital X, Capital Securities	5.950%	12/1/36	160,000	158,344
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	3,000,000	3,105,000	(c)(e)
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	2,500,000	2,756,250	(c)(e) ‡
Total Commercial Banks				6,977,615
Consumer Finance — 0.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	220,000	226,050	(c)
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	110,000	122,478
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	100,000	110,289
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	140,000	157,015
Total Consumer Finance				615,832
Diversified Financial Services — 4.7%
Bank of America Corp., Senior Notes	5.650%	5/1/18	190,000	198,855
Citigroup Inc., Senior Notes	6.875%	3/5/38	320,000	352,793
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	330,000	357,292
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	10,000	10,312	(c)
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	12,000,000	13,174,836	(c)(e)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	110,000	119,858
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	12,000,000	11,849,364	(c) ‡
Total Diversified Financial Services				26,063,310
Insurance — 1.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	290,000	302,919
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	6,910,000	6,689,571
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	10,000	11,313	(d)
Total Insurance				7,003,803
TOTAL FINANCIALS				41,711,565
HEALTH CARE — 0.0%
Health Care Equipment & Supplies — 0.0%
Medtronic Inc., Senior Notes	4.450%	3/15/20	30,000	30,790
Health Care Providers & Services — 0.0%
WellPoint Inc., Notes	5.875%	6/15/17	20,000	22,463
Pharmaceuticals — 0.0%
Wyeth, Notes	5.950%	4/1/37	120,000	128,723
TOTAL HEALTH CARE				181,976
MATERIALS — 0.1%
Chemicals — 0.0%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,388
PPG Industries Inc., Senior Notes	6.650%	3/15/18	120,000	139,883
Total Chemicals				150,271
Metals & Mining — 0.0%
Vale Overseas Ltd., Notes	6.875%	11/21/36	156,000	166,509
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	408,000	397,800
TOTAL MATERIALS				714,580

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
AT&T Inc., Global Notes	5.600%	5/15/18	$80,000	$87,960
AT&T Inc., Senior Notes	6.400%	5/15/38	100,000	102,428
British Telecommunications PLC, Bonds	9.875%	12/15/30	40,000	55,470
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	112,081
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	40,000	41,444
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	130,000	142,007
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	120,000	131,009
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	120,000	126,139
TOTAL TELECOMMUNICATION SERVICES				798,538
UTILITIES — 3.5%
Electric Utilities — 2.6%
FirstEnergy Corp., Notes	7.375%	11/15/31	125,000	135,771
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	6,000,000	5,924,250	(c) ‡
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.650%	6/15/67	8,000,000	8,000,016	(c) ‡
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	140,000	142,008
Total Electric Utilities				14,202,045
Multi-Utilities — 0.9%
Dominion Resources Inc., Junior Subordinated Notes	6.300%	9/30/66	5,000,000	4,913,070	(c) ‡
TOTAL UTILITIES				19,115,115
TOTAL CORPORATE BONDS & NOTES (Cost — $86,081,899)				88,928,418
MORTGAGE-BACKED SECURITIES — 2.3%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/13/41	200,000	187,969	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/12/41	100,000	106,406	(f)
Total FHLMC				294,375
FNMA — 1.3%
Federal National Mortgage Association (FNMA)	4.500%	4/13/41	900,000	916,172	(f)
Federal National Mortgage Association (FNMA)	5.000%	4/13/41-5/12/41	2,300,000	2,403,750	(f)
Federal National Mortgage Association (FNMA)	5.500%	4/13/41-5/12/41	2,500,000	2,670,392	(f)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41-5/12/41	1,300,000	1,413,203	(f)
Total FNMA				7,403,517
GNMA — 0.9%
Government National Mortgage Association (GNMA)	5.000%	1/15/40	1,607,317	1,717,866
Government National Mortgage Association (GNMA)	4.500%	4/20/41	500,000	515,172	(f)
Government National Mortgage Association (GNMA)	5.000%	4/20/41	900,000	954,938	(f)
Government National Mortgage Association (GNMA)	5.500%	4/20/41	300,000	324,656	(f)
Government National Mortgage Association (GNMA)	4.500%	5/18/41	1,400,000	1,437,407	(f)
Government National Mortgage Association (GNMA)	2.014%	7/20/60	151,004	157,300	(c)
Total GNMA				5,107,339
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $12,731,391)				12,805,231

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS — 0.0%
California — 0.0%
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	$10,000	$9,166
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	10,000	9,602
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	10,000	9,379
Total California				28,147
Georgia — 0.0%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	10,000	9,763
Illinois — 0.0%
Illinois State, GO	5.665%	3/1/18	40,000	39,963
Illinois State, GO	5.877%	3/1/19	40,000	39,990
Total Illinois				79,953
New York — 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	40,000	38,249
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	10,000	9,499
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	10,000	9,934
Port Authority of New York & New Jersey	5.000%	1/15/41	30,000	28,874
Total New York				86,556
TOTAL MUNICIPAL BONDS (Cost — $202,264)				204,419
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.5%
U.S. Government Agencies — 0.4%
Federal Home Loan Bank (FHLB), Global Bonds	1.625%	7/27/11	1,770,000	1,778,837
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	100,000	108,624
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.375%	11/30/12	500,000	497,510
Total U.S. Government Agencies				2,384,971
U.S. Government Obligations — 2.1%
U.S. Treasury Bonds	4.375%	5/15/40	550,000	537,799
U.S. Treasury Bonds	4.250%	11/15/40	10,000	9,566
U.S. Treasury Bonds	4.750%	2/15/41	1,230,000	1,278,623
U.S. Treasury Notes	1.250%	8/31/15	4,520,000	4,381,575
U.S. Treasury Notes	2.000%	1/31/16	90,000	89,360
U.S. Treasury Notes	2.125%	2/29/16	310,000	309,079
U.S. Treasury Notes	2.750%	2/28/18	900,000	893,320
U.S. Treasury Notes	2.875%	3/31/18	1,810,000	1,807,879
U.S. Treasury Notes	3.500%	5/15/20	1,310,000	1,327,917
U.S. Treasury Notes	3.625%	2/15/21	610,000	618,769
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	190,000	106,927
Total U.S. Government Obligations				11,360,814
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $13,872,171)				13,745,785
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	177,502	189,900
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	338,477	377,745	(g)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	110,602	117,350
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $618,957)				684,995

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
Eurodollar Mid Curve 1-Year Futures, Call @ $99.38		12/16/11	10	63
U.S. Treasury 10-Year Notes Futures, Call @ $122.00		4/21/11	5	485
U.S. Treasury 10-Year Notes Futures, Call @ $122.00		5/20/11	1	266
U.S. Treasury 10-Year Notes Futures, Call @ $122.50		5/20/11	14	2,625
U.S. Treasury 30-Year Notes Futures, Put @ $110.00		5/20/11	5	312
TOTAL PURCHASED OPTIONS (Cost — $7,739)				3,751

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

LMP CAPITAL AND INCOME FUND INC.

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	215	$2	*(a)(b)
Charter Communications Inc.		11/30/14	189	1,937	*
TOTAL WARRANTS (Cost — $378)				1,939
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $484,826,987)				537,045,556

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS — 3.1%
U.S. Government Agencies — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $2,098,862)	0.150%	8/9/11	$2,100,000	2,099,091	(h)
Repurchase Agreements — 2.7%
Interest in $562,442,000 joint tri-party repurchase agreement dated 3/31/11 with Barclays Capital Inc.; Proceeds at maturity - $11,590,035; (Fully collateralized by various U.S. government obligations, 1.375% to 1.750 due 1/15/20 to 1/15/28; Market value - $11,821,800)	0.110%	4/1/11	11,590,000	11,590,000
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity - $3,602,011; (Fully collateralized by U.S. government agency obligations, 3.740% due 10/27/25; Market value - $3,674,864)	0.110%	4/1/11	3,602,000	3,602,000
Total Repurchase Agreements (Cost — $15,192,000)				15,192,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $17,290,862)				17,291,091
TOTAL INVESTMENTS — 100.0% (Cost — $502,117,849#)				554,336,647

*	Non-income producing security.
(a)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(b)	Illiquid security.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Security has no maturity date. The date shown represents the next call date.
(f)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Rate shown represents yield-to-maturity.
‡	All or a portion of these securities are held as collateral pursuant to a loan agreement.
†	The coupon payment on these securities is currently in default as of March 31, 2011.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ADR	- American Depositary Receipt
	ARM	- Adjustable Rate Mortgage
	GO	- General Obligation
	IO	- Interest Only
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 1-Year Futures, Call	9/16/11	$99.38	5	$63
TOTAL WRITTEN OPTIONS (Premiums received — $171)				$63

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Industrials	$37,407,243	—	$19,352	$37,426,595
Other common stocks	320,961,973	—	—	320,961,973
Convertible preferred stocks:
Financials	13,876,600	$11,519,050	—	25,395,650
Other convertible preferred stocks	21,367,559	—	—	21,367,559
Preferred stocks	75,020	—	—	75,020
Asset-backed securities	—	1,335,064	—	1,335,064
Collateralized mortgage obligations	—	6,206,237	37,920	6,244,157
Convertible bonds & notes	—	7,865,000	—	7,865,000
Corporate bonds & notes	—	88,928,418	—	88,928,418
Mortgage-backed securities	—	12,805,231	—	12,805,231
Municipal bonds	—	204,419	—	204,419
U.S. government & agency obligations	—	13,745,785	—	13,745,785
U.S. treasury inflation protected securities	—	684,995	—	684,995
Purchased options	3,751	—	—	3,751
Warrants	1,937	—	2	1,939
Total long-term investments	$393,694,083	$143,294,199	$57,274	$537,045,556
Short-term investments†	—	17,291,091	—	17,291,091
Total investments	$393,694,083	$160,585,290	$57,274	$554,336,647
Other financial instruments:
Futures contracts	$17,263	—	—	$17,263
Total return swaps	—	$970	—	970
Total other financial instruments	$17,263	$970	—	$18,233
Total	$393,711,346	$160,586,260	$57,274	$554,354,880

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$63	—	—	$63
Futures contracts	39,818	—	—	39,818
Total return swaps	—	$184	—	184
Total	$39,881	$184	—	$40,065

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS	COLLATERALIZED MORTGAGE OBLIGATIONS	WARRANTS	TOTAL
Balance as of December 31, 2010	$19,352	—	$2	$19,354
Accrued premiums/discounts	—	—	—	—
Realized gain(loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	—	$1,547	—	1,547
Net purchases (sales)	—	36,373	—	36,373
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of March 31, 2011	$19,352	$37,920	$2	$57,274
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(1)	—	$1,547	—	$1,547

Notes to Schedule of Investments (unaudited) (continued)

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of

Notes to Schedule of Investments (unaudited) (continued)

U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.  The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(k) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net

Notes to Schedule of Investments (unaudited) (continued)

exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held written options and total return swaps with credit related contingent features which had a liability position of $247. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$60,274,606
Gross unrealized depreciation	(8,055,808)
Net unrealized appreciation	$52,218,798

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	17	$7,960
Options written	28	8,315
Options closed	(28)	(15,206)
Options exercised	—	—
Options expired	(12)	(898)
Written options, outstanding March 31, 2011	5	$171

At March 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 10-Year Notes	2	6/11	$237,991	$238,063	$72
U.S. Treasury 30-Year Bonds	15	6/11	1,790,322	1,802,812	12,490
U.S. Treasury Ultra Long-Term Bonds	1	6/11	119,386	123,562	4,176
					16,738
Contracts to Sell:
U.S. Treasury 2-Year Notes	2	6/11	436,775	436,250	525
U.S. Treasury 5-Year Notes	81	6/11	9,420,096	9,459,914	(39,818)
					(39,293)
Net unrealized loss on open futures contracts					$(22,555)

At March 31, 2011, the Fund held TBA securities with a total cost of $10,901,214.

At March 31, 2011, the Fund had the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND†		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$76,916	1/12/40	1-Month LIBOR	IOS.FN30.500.09	‡	—	$970
Morgan Stanley & Co. Inc.	25,000	1/1/12	TRX-CMBS	TRX-CMBS Reset		—	(184)
Total	$101,916					—	$786

†  Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡  Markit Interest only Fannie Mae 30 year 5.00% fixed rate total return swap index.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Purchased	Written	Futures Contracts		Swap
Primary Underlying Risk Disclosure	Options, at value	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$3,751	$(63)	$17,263	$(39,818)	$970	$(17,897)
Credit Contracts	—	—	—	—	(184)	(184)
Total	$3,751	$(63)	$17,263	$(39,818)	$786	$(18,081)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,078
Written options	2,109
Futures contracts (to buy)	4,537,663
Futures contracts (to sell)	9,286,487

Average Notional Balance
Total return swap contracts	$136,710

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Capital and Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	May 25, 2011